UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2021

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d)

On October 7, 2021, the Board of Directors (the “Board”) of GoPro, Inc. (the “Company”), on the recommendation of the Company’s Nominating and Governance Committee, appointed Shaz Kahng to the Board, effective October 11, 2021. Ms. Kahng will serve until the earliest to occur of the Company’s 2022 annual meeting of stockholders and until her successor is elected or appointed and qualified, or until her death, resignation or removal.

In connection with her appointment as a non-employee director of the Board, Ms. Kahng will receive compensation for her Board membership in accordance with the Company’s non-employee director compensation policy.

Ms. Kahng has executed the Company’s standard form of indemnity agreement, a copy of which has been filed as Exhibit 10.01 to the Company’s Registration Statement on Form S-1 filed with the SEC on May 19, 2014.

There is no arrangement or understanding between Ms. Kahng and any other persons pursuant to which Ms. Kahng was elected as a director. There is no family relationship between Ms. Kahng and any director or executive officer of the Company, and except as stated herein, Ms. Kahng does not have any direct or indirect material interest in any transaction with the Company or its subsidiaries of the type required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no such transaction is currently contemplated.

On October 12, 2021, the Company issued a press release announcing the appointment of Ms.
Kahng to the Board. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated October 12, 2021 announcing Shaz Kahng Appointed to GoPro’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated: October 12, 2021	By: /s/ Eve T. Saltman
Eve T. Saltman Senior Vice President, Corporate & Business Development, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release dated October 12, 2021 announcing Shaz Kahng Appointed to GoPro Board of Directors.